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Annual Report

June 30, 2002

MuniHoldings
California
Insured
Fund, Inc.

www.mlim.ml.com

                   MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. utilizes leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

DEAR SHAREHOLDER

For the year ended June 30, 2002, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.904 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 6.10%, based on a year-end net asset value of $14.82 per share. Over the same period, the Fund's Common Stock had a total investment return of +9.10%, based on a change in per share net asset value from $14.46 to $14.82, and assuming reinvestment of $0.893 per share income dividends.

For the six-month period ended June 30, 2002, the Fund's Common Stock had a total investment return of +4.59%, based on a change in per share net asset value from $14.63 to $14.82, and assuming reinvestment of $0.454 per share income dividends.

For the year ended June 30, 2002, the Fund's Preferred Stock had an average yield as follows: Series A, 1.21%; Series B, 1.34%; Series C, 1.24%; Series D, 1.22%; and Series E, 1.28%.

The Municipal Market Environment

During the six months ended June 30, 2002, the direction of long-term fixed income interest rates was driven as much by volatile U.S. equity markets and continued worldwide political tensions as by economic fundamentals. In early 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak U.S. equity markets generally supported fixed income products. By the end of January 2002, the Federal Reserve Board ended its series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while U.S. economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has generally risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter U.S. gross domestic product growth was revised higher to 1.7%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term U.S. Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested U.S. economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future U.S. economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push U.S. equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term U.S. Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During the past few months, however, bond yields reversed their course to move sharply lower. First quarter 2002 gross domestic product activity was recently finalized at 6.1%, considerably above the level of economic growth seen in late 2001. A number of economic indicators, such as housing activity, consumer spending and recent employment trends have pointed to, at least, a moderate economic recovery for the remainder of 2002. Steady, dramatic declines in U.S. equity markets have led the majority of investors to conclude that the Federal Reserve Board is now unlikely to raise short-term interest rates for the remainder of 2002. U.S. Treasury issue prices were also boosted by erupting Middle East and India/Pakistan conflicts that led many international investors to seek the safe haven of U.S. Treasury securities. By the end of June 2002, long-term U.S. Treasury bond yields had declined to 5.50%. Over the last six months, long-term U.S. Treasury bond yields rose approximately 5 basis points (0.05%).

Municipal bond prices displayed a pattern similar to their taxable counterparts during the six-month period ended June 30, 2002. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. In March, however, increased economic activity and associated concerns regarding near-term Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose to 5.67%, their highest level in more than a year. During the last three months, tax-exempt bond yields generally declined largely in response to the positive fixed income environment engendered by falling equity valuations. The municipal bond market's recent price advances also have been bolstered by the continued improvement in the tax-exempt market's technical position. Despite sizable advances in the rate of new municipal bond issuance, investor demand has increased in recent months, allowing tax-exempt bond prices to rise. For the six-month period ended June 30, 2002, long-term municipal revenue bond yields stood at 5.41%, a decline of almost 20 basis points.

Solid investment demand during the past six months has allowed the tax-exempt market to outperform its taxable counterpart in recent months. Reports stated that thus far in 2002 municipal bond fund net cash flows remained very strong exceeding $5.9 billion, up more than 40% compared to the same period in 2001. Additionally, in January and February 2002, investors received almost $50 billion in investment proceeds from coupon income, bond maturities and early redemptions. Given the recent weakness in U.S. equity markets, much of this money was likely reinvested in tax-exempt products. Perhaps, more importantly, short-term municipal interest rates continued to move lower in response to Federal Reserve Board actions. In reaction to the Federal Reserve Board interest rate reductions, short-term municipal interest rates declined to the 1%-1.5% range. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. Also, analysts forecast that investors will receive approximately an additional $75 billion during June-August 2002 from bond maturities, proceeds from early bond redemptions and coupon income. Given the lack of strong investment alternatives, it is likely that this money will continue to support the municipal bond market's currently strong technical environment.

Interest rates are likely to remain near current levels as U.S. economic conditions are expected to remain relatively weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Federal aid packages in response to the September 11, 2001 attacks in New York City and Washington, DC were sizable. Airline assistance packages, involving Federal grants and loan guarantees, also were substantial and are likely to continue. The military response to the initial terrorist attacks and ongoing military presence in the Middle East will continue to require significant increases in Defense Department spending. Eventually, this increased governmental spending should result in accelerated U.S. economic activity, especially in the construction and defense industries. This governmental stimulus, in conjunction with the monetary actions taken by the Federal Reserve Board, can be expected to generate significant increases in U.S. gross domestic product growth some time later in 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of this year can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.

Portfolio Strategy

For the fiscal year ended June 30, 2002, we maintained a fully invested position, with cash equivalent reserves averaging less than 5% of total assets. We limited cash reserves because of the extremely tight technical position of the California short-term marketplace. Yields on California municipal cash equivalents were consistently below 2% throughout most of the period and by the close of the period were near 1%. Our strategy focused on creating a more defensive market structure within a portfolio that is 40% leveraged and, as previously mentioned, maintaining a fully invested position. Overall average coupon levels were raised and maturities were shortened through purchases in both the primary and secondary California markets. We employed hedging positions,


                                      2 & 3

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

utilizing financial futures to protect the Fund's net asset valuation, which has recently approached the original issue level of $15.00 per share. Historically, the retail investor has pulled back from the California insured municipal marketplace once absolute yields decline through 5%. By June 2002, the market revisited these levels. From this point forward, we are taking steps to reduce the Fund's volatility, including raising the average level of couponing of the Fund's holdings and concentrating assets in parts of the yield curve that we believe offer the best value for the duration risk taken. We purposely underutilized the portion of the Fund's assets that can be committed to non-insured paper. Because the Fund employs leverage to enhance the return of tax-exempt income to investors, the Fund was able to generate an above average yield. Consequently, it was not necessary to pursue additional yield by investing in securities with lower credit quality. At June 30, 2002, 89.6% of the Fund's total assets were AAA-rated with bond insurance.

The most significant event affecting the Fund's performance in the second half of 2001 was the drastic drop in short-term interest rates engineered by the Federal Reserve Board. This resulted in a steep municipal yield curve allowing the leveraged nature of the portfolio to perform extremely well in producing above-average current returns to the Fund's Common Stock shareholders. The Fund enhanced its exposure to inverse floaters in addition to the 40% leverage factor provided by its Auction Market Preferred Stock. Going forward, we will continue to monitor economic activity for signs of change in the relationship between short-term and long-term interest rates. Since short-term cash equivalent rates have been so low, we limited the percentage of cash reserves for liquidity.

In addition, limited declines in short-term interest rates are expected this year. These declines should lead to lower borrowing yields for the Fund and increased yields for the Fund's Common Stock shareholders. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

As the fiscal year concluded, our strategy serves to seek to protect net asset valuation and to cushion price volatility. Our concern is that long-term interest rates may not stay low as economic conditions improve and the Federal budget condition deteriorates. Throughout the past 12 months, we concentrated the Fund's asset base on securities that were rated AAA by at least one of the major rating agencies, and we expect to continue to overweight quality holdings as we go forward.

In Conclusion

We appreciate your investment in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager


July 31, 2002

PROXY RESULTS

During the six months ended June 30, 2002, MuniHoldings California Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted            Shares Withheld
                                                                                      For                  From Voting
------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:       Terry K. Glenn                   39,300,604                  966,389
                                                 James H. Bodurtha                39,295,154                  971,839
                                                 Joe Grills                       39,253,128                1,013,865
                                                 Roberta Cooper Ramo              39,272,742                  994,251
                                                 Robert S. Salomon, Jr.           39,269,414                  997,579
                                                 Melvin R. Seiden                 39,240,198                1,026,795
                                                 Stephen B. Swensrud              39,247,779                1,019,214
------------------------------------------------------------------------------------------------------------------------

During the six months ended June 30, 2002, MuniHoldings California Insured Fund, Inc.'s Preferred Stock shareholders (Series A-E) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 8, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                 Shares Voted            Shares Withheld
                                                                                      For                  From Voting
------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr., Melvin R. Seiden and Stephen B. Swensrud                  14,851                     152
------------------------------------------------------------------------------------------------------------------------


                                     4 & 5

                    MuniHoldings California Insured Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS                                        (in Thousands)

                      S&P    Moody's   Face
STATE               Ratings  Ratings  Amount    Issue                                                                 Value
=============================================================================================================================
California--154.8%    AAA     Aaa    $ 1,000    ABAG Finance Authority for Nonprofit Corporations, California,
                                                COP (Children's Hospital Medical Center), 6% due 12/01/2029 (a)      $  1,093
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      3,345    ABC California Unified School District, GO, Series A, 5.625%
                                                due 8/01/2020 (f)                                                       3,519
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,000    Acalanes, California, Unified High School District, GO, 5.80%
                                                due 8/01/2024 (f)                                                       4,211
                      -------------------------------------------------------------------------------------------------------
                      NR*     Aaa      9,550    Alameda County, California, COP, RIB, Series 410, 10.488% due
                                                9/01/2021 (b)(g)                                                       12,550
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,535    Bakersfield, California, COP, Refunding (Convention Center
                                                Expansion Project),
                                                5.875% due 4/01/2022 (g)                                                4,795
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      3,885     Berkeley, California, GO, Series C, 5.375% due 9/01/2029 (c)           3,972
                      -------------------------------------------------------------------------------------------------------
                                                 Berkeley, California, Unified School District, GO, Series I (f):
                      AAA     Aaa      1,000       5.75% due 8/01/2019                                                  1,067
                      AAA     Aaa      1,000       5.75% due 8/01/2020                                                  1,065
                      AAA     Aaa      4,520       5.875% due 8/01/2024                                                 4,830
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,925    Cajon Valley, California, Union School District, GO, Series B,
                                                5.50% due 8/01/2027 (g)                                                 3,051
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,180    California Community College Financing Authority, Lease Revenue
                                                Bonds (Grossmont-Palomar-Shasta), Series A, 5.625% due 4/01/2026 (g)    2,298
                      -------------------------------------------------------------------------------------------------------
                                                California Educational Facilities Authority, Revenue Refunding
                                                Bonds (Occidental College) (g):
                      AAA     Aaa      5,815      5.625% due 10/01/2017                                                 6,213
                      AAA     Aaa      5,000      5.70% due 10/01/2027                                                  5,249
                      -------------------------------------------------------------------------------------------------------
                                                California HFA, Home Mortgage Revenue Bonds:
                      AAA     Aaa      2,000       Series A, 5.85% due 8/01/2016 (d)(g)                                 2,126
                      AA-     Aa2      5,000       Series D, 5.85% due 8/01/2017 (j)                                    5,313
                      -------------------------------------------------------------------------------------------------------
                      NR*     Aaa      3,418    California HFA, Revenue Bonds, AMT, Series 412, 10.739%
                                                due 8/01/2029 (a)(b)                                                    3,700
                      -------------------------------------------------------------------------------------------------------
                                                California HFA, S/F Mortgage Revenue Bonds, AMT, Class II (g):
                      AAA     Aaa      2,590      Series A-1, 6% due 8/01/2020                                          2,707
                      AAA     Aaa      4,640      Series C-2, 5.625% due 8/01/2020 (d)                                  4,753
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,000    California Health Facilities Finance Authority, Insured Health
                                                Facility Revenue Refunding Bonds
                                                (Catholic Healthcare West), Series A, 6% due 7/01/2017 (g)              2,239
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      9,250    California Health Facilities Finance Authority Revenue Bonds
                                                (Kaiser Permanente), Series A,
                                                 5.50% due 6/01/2022 (f)                                                9,561
                      -------------------------------------------------------------------------------------------------------
                                                California Health Facilities Finance Authority, Revenue
                                                Refunding Bonds:
                      AAA     Aaa      2,500      (Catholic Healthcare West), Series A, 6% due 7/01/2025 (g)            2,687
                      AAA     Aaa      4,500      (Children's Hospital), 5.375% due 7/01/2020 (g)                       4,624
                      AAA     Aaa      3,950      (De Las Companas), Series A, 5.75% due 7/01/2015 (a)                  4,316
                      -------------------------------------------------------------------------------------------------------
                      AAA     NR*      3,900    California Infrastructure and Economic Development Bank,
                                                Insured Revenue Bonds (Rand Corporation), Series A, 5.50%
                                                due 4/01/2032 (a)                                                       4,045
                      -------------------------------------------------------------------------------------------------------
                                                California Pollution Control Financing Authority, PCR,
                                                Refunding (Pacific Gas and Electric), VRDN (h):
                      A1+     NR*      2,100      AMT, Series B, 1.85% due 11/01/2026                                   2,100
                      A1+     NR*     31,950      Series C, 1.85% due 11/01/2026                                       31,950
                      -------------------------------------------------------------------------------------------------------
                                                California Pollution Control Financing Authority, Solid Waste
                                                Disposal Revenue Bonds, VRDN, AMT, Series A (h):
                      A1+     VMIG1@   2,700      (Shell Martinez Refining), 1.65% due 10/01/2031                       2,700
                      A1+     VMIG1@     800      (Shell Oil Company--Martinez Project), 1.70% due 10/01/2024             800
                      -------------------------------------------------------------------------------------------------------
                      AA-     Aa2      5,000    California State Department of Veteran Affairs, Home Purpose
                                                Revenue Refunding Bonds, Series C, 6.15% due 12/01/2027                 5,221
                      -------------------------------------------------------------------------------------------------------
                      AA      Aa3      6,400    California State Department of Water Resources Revenue Bonds
                                                (Central Valley Project), 5.25% due 7/01/2022                           6,401
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa     11,000    California State Department of Water Resources, Water Revenue
                                                Refunding Bonds, Series W, 5.25% due 12/01/2022 (f)                     11,213
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      4,890    California State Department of Water Resources, Water System
                                                Revenue Refunding Bonds (Central Valley Project), Series Q,
                                                5.375% due 12/01/2027 (g)                                               4,976
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      2,000    California State, GO, 5.50% due 6/01/2025 (c)                           2,071
                      -------------------------------------------------------------------------------------------------------
                                                California State, GO, Refunding:
                      AAA     Aaa      7,500      5.50% due 3/01/2015 (a)                                               8,117
                      A+      A1       3,175      5.75% due 12/01/2029                                                  3,345
                      AAA     Aaa      4,130      Veterans, AMT, Series B, 5.45% due 12/01/2017 (g)                     4,204
                      -------------------------------------------------------------------------------------------------------
                                                California State Public Works Board, Lease Revenue Bonds (a):
                      AAA     Aaa      4,770      (Department of Corrections), Series A, 5.25% due 3/01/2021            4,868
                      AAA     Aaa      2,585      (Department of General Services--Teale Data Center), Series B,
                                                  5.25% due 3/01/2022                                                   2,630
                      AAA     Aaa     20,000      (Various University of California Projects), Series C,
                                                  5.125% due 9/01/2022                                                 20,112
                      -------------------------------------------------------------------------------------------------------
                                                California State Public Works Board, Lease Revenue Refunding Bonds:
                      AAA     Aaa      5,025      (California State University), Series A, 5.50%
                                                  due 10/01/2014 (g)                                                    5,363
                      AAA     Aaa      8,750      (Department of Corrections), Series B, 5.625%
                                                  due 11/01/2019 (g)                                                    9,274
                      AAA     Aaa      2,625      (Various Community College Projects), Series B, 5.625%
                                                  due 3/01/2019 (a)                                                     2,772
                      AAA     Aaa      3,000      (Various University of California Projects), Series A, 5.40%
                                                  due 12/01/2016 (a)                                                    3,167
                      -------------------------------------------------------------------------------------------------------
                      AAA     NR*      9,500    California Statewide Communities Development Authority, COP,
                                                Refunding (Huntington Memorial Hospital), 5.80% due 7/01/2026 (e)      10,100
                      -------------------------------------------------------------------------------------------------------
                      AAA     Aaa      5,000    California Statewide Communities Development Authority, COP
                                                (Sutter Health Obligation Group), 6% due 8/15/2025 (g)                  5,372
                      -------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DATES      Daily Adjustable Tax-Exempt Securities
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                                     6 & 7

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                S&P    Moody's  Face
STATE         Ratings  Ratings  Amount     Issue                                                                      Value
=============================================================================================================================
California      AAA     NR*    $ 1,090     California Statewide Communities Development Authority Revenue
(continued)                                Bonds (Los Angeles Orthopedic Hospital Foundation), 5.50%
                                           due 6/01/2019 (a)                                                         $  1,130
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      1,640     Campbell, California, Unified High School District, GO, 5.70%
                                           due 8/01/2025 (f)                                                            1,741
                -------------------------------------------------------------------------------------------------------------
                                           Capistrano, California, Unified Public Financing Authority,
                                           Special Tax Revenue Refunding Bonds, First Lien, Series A (a):
                AAA     Aaa     16,770       5.70% due 9/01/2016                                                       18,668
                AAA     Aaa     10,640       5.70% due 9/01/2020                                                       11,318
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      8,705     Castaic Lake, California, Water Agency Revenue Bonds, COP
                                           (Water System Improvement Project), 5.50% due 8/01/2023 (a)                  9,038
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      6,810     Chaffey, California, Unified High School District, GO,
                                           Series B, 5.375% due 8/01/2022 (c)                                           7,045
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      6,995     Chino, California, Unified School District, COP, Refunding,
                                           6.125% due 9/01/2026 (f)                                                     7,625
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,500     Colton, California, Joint Unified School District, GO,
                                           Series A, 5.375% due 8/01/2026 (c)                                           2,582
                -------------------------------------------------------------------------------------------------------------
                                           Contra Costa, California, Water District, Water Revenue Bonds,
                                           Series G (g):
                AAA     Aaa      4,600       5.75% due 10/01/2004 (i)                                                   5,092
                AAA     Aaa      5,000       5% due 10/01/2024                                                          4,960
                -------------------------------------------------------------------------------------------------------------
                                           Contra Costa County, California, COP, Refunding:
                AAA     Aaa      4,570       (Capital Projects Program), 5.25% due 2/01/2021 (a)                        4,646
                AAA     Aaa      6,000       DRIVERS, Series 154, 9.211% due 11/01/2017 (b)(g)                          6,566
                AAA     Aaa      2,000       (Merrithew Memorial Hospital Project), 5.50% due 11/01/2022 (g)            2,071
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,395     Covina-Valley, California, Unified School District, GO,
                                           Refunding, Series A, 5.50% due 8/01/2026 (f)                                 2,508
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,000     Cucamonga, California, County Water District COP, 5.25%
                                           due 9/01/2025 (c)                                                            2,027
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,750     Culver City, California, Redevelopment Finance Authority,
                                           Revenue Refunding Bonds, Tax Allocation, Series A, 5.60%
                                           due 11/01/2025 (f)                                                           3,935
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      1,870     Davis, California, Joint Unified School District, Community
                                           Facilities District, Special Tax Refunding Bonds, Number 1, 5.50%
                                           due 8/15/2021 (g)                                                            1,923
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,655     East Side Union High School District, California, Santa Clara
                                           County, GO, Series E, 5% due 9/01/2023 (c)                                   5,625
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      7,000     El Dorado County, California, Public Agency Financing Authority,
                                           Revenue Refunding Bonds, 5.50% due 2/15/2021 (c)                             7,208
                -------------------------------------------------------------------------------------------------------------
                                           Escondido, California, COP, Refunding:
                AAA     Aaa      1,000       Series A, 5.75% due 9/01/2024 (c)                                          1,067
                AAA     Aaa      5,000       (Wastewater Project), 5.70% due 9/01/2026 (a)                              5,291
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,000     Fontana, California, Redevelopment Agency Tax Allocation Refunding
                                           Bonds (Southwest Industrial Park Project), 5% due 9/01/2022 (g)              4,993
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,000     Fremont, California, Union High School District, Santa Clara
                                           County, GO, Series B, 5.25% due 9/01/2025 (c)                                5,063
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      4,455     Fresno, California, Airport Revenue Bonds, AMT, Series B, 5.50%
                                           due 7/01/2020 (f)                                                            4,612
                -------------------------------------------------------------------------------------------------------------
                                           Garden Grove, California, COP (Financing Project), Series A (a):
                AAA     Aaa      1,320       5.375% due 3/01/2017                                                       1,412
                AAA     Aaa      4,040       5.50% due 3/01/2026                                                        4,234
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,200     Glendale, California, Unified School District, GO, Series B, 5.125%
                                           due 9/01/2023 (f)                                                            5,226
                -------------------------------------------------------------------------------------------------------------
                                           Hacienda La Puente, California, Unified School District, GO,
                                           Series A (g):
                AAA     Aaa      1,700       5.50% due 8/01/2020                                                        1,791
                AAA     Aaa      1,500       5.25% due 8/01/2025                                                        1,520
                -------------------------------------------------------------------------------------------------------------
                AAA     NR*      4,565     Hemet, California, Unified School District, GO, Series A, 5.375%
                                           due 8/01/2026 (g)                                                            4,696
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      9,205     Industry, California, Urban Development Agency Tax Allocation
                                           Refunding Bonds (Civic Recreation Industrial), Series 1, 5.50%
                                           due 5/01/2020 (g)                                                            9,611
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      1,700     Inglewood, California, Unified School District, GO, Series A, 5.60%
                                           due 10/01/2024 (c)                                                           1,779
                -------------------------------------------------------------------------------------------------------------
                A1+     VMIG1@   2,200     Irvine, California, Improvement Bond Act of 1915 Revenue Bonds
                                           (Assessment District Number 97-16), VRDN, 1.75% due 9/02/2022 (h)            2,200
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,300     Irvine, California, Unified School District, Special Tax
                                           (Community Facilities District Number 86-1), 5.375%
                                           due 11/01/2020 (a)                                                           2,391
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      4,665     Irvine, California, Unified School District, Special Tax Refunding
                                           Bonds (Community Facilities District Number 86-1), 5.80%
                                           due 11/01/2020 (a)                                                           4,985
                -------------------------------------------------------------------------------------------------------------
                NR*     VMIG1@     500     Irvine Ranch, California, Water District, COP (Capital Improvement
                                           Project), DATES, 1.75% due 8/01/2016 (h)                                       500
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      7,500     La Quinta, California, Redevelopment Agency, Housing Tax Allocation
                                           Bonds (Redevelopment Project Areas Number 1 & 2), 6% due 9/01/2025 (g)       8,126
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      4,000     Long Beach, California, Bond Finance Authority, Lease Revenue
                                           Bonds (Rainbow Harbor Refinancing Project), Series A, 5.25%
                                           due 5/01/2024 (a)                                                            4,059
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,740     Long Beach, California, Harbor Revenue Bonds, AMT, 5.375%
                                           due 5/15/2020 (g)                                                            3,801
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,590     Long Beach, California, Water Revenue Refunding Bonds,
                                           Series A, 5% due 5/01/2024 (g)                                               3,557
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa     10,650     Los Altos, California, School District GO, Series A, 5%
                                           due 8/01/2023 (f)                                                           10,594
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa     12,265     Los Angeles, California, Community College District, GO,
                                           Series A, 5.50% due 8/01/2020 (g)                                           12,919
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa     11,000     Los Angeles, California, Convention and Exhibition Center
                                           Authority, Lease Revenue Refunding Bonds, DRIVERS, Series 162, 5.375%
                                           due 8/15/2018 (b)(g)                                                        11,689
                -------------------------------------------------------------------------------------------------------------
                AAA     Aaa     10,730     Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Bonds, 5.50% due 6/15/2004 (f)(i)                             11,607
                -------------------------------------------------------------------------------------------------------------
                                           Los Angeles, California, Department of Water and Power, Electric
                                           Plant Revenue Refunding Bonds:
                A+      Aaa      1,510       5.875% due 2/15/2005 (i)                                                   1,667
                A+      Aa3        490       5.875% due 2/15/2020                                                         507
                NR*     Aa3      1,030       RIB, Series 370, 10.54% due 2/15/2024 (b)                                  1,224
                -------------------------------------------------------------------------------------------------------------


                                     8 & 9

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                S&P    Moody's  Face
STATE         Ratings  Ratings  Amount    Issue                                                                         Value
================================================================================================================================
California      AAA     Aaa    $ 3,930    Los Angeles, California, M/F Housing Revenue Refunding Bonds,
(continued)                               Senior Series G, 5.65% due 1/01/2014 (f)                                     $   4,072
                ----------------------------------------------------------------------------------------------------------------
                                          Los Angeles, California, Unified School District, GO:
                AAA     Aaa      5,415      Series B, 5% due 7/01/2023 (c)                                                 5,387
                AAA     Aaa      1,890      Series C, 5.625% due 7/01/2009 (g)(i)                                          2,170
                AAA     Aaa      1,710      Series D, 5.375% due 7/01/2025 (c)                                             1,753
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,000    Los Angeles, California, Wastewater System Revenue Bonds,
                                          Series A, 5% due 6/01/2023 (c)                                                   2,984
                ----------------------------------------------------------------------------------------------------------------
                                          Los Angeles, California, Water and Power Revenue Refunding
                                          Bonds, VRDN (h):
                A1+     VMIG1@     800      Sub-Series B-3, 1.70% due 7/01/2034                                              800
                A1+     VMIG1@   2,800      Sub-Series B-6, 1.70% due 7/01/2034                                            2,800
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      7,370    Los Angeles County, California, Metropolitan Transportation
                                          Authority, Sales Tax Revenue Bonds, Proposition C, Second
                                          Senior Series B, 5.25% due 7/01/2023 (a)                                         7,407
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,000    Los Angeles County, California, Metropolitan Transportation
                                          Authority, Sales Tax Revenue Refunding Bonds, Proposition C,
                                          Second Senior Series A, 5.25% due 7/01/2030 (c)                                  5,043
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,000    Menlo Park, California, Community Development Agency, Tax
                                          Allocation (Las Pulgas Community Development Project), 5.50%
                                          due 6/01/2025 (a)                                                                5,213
                ----------------------------------------------------------------------------------------------------------------
                A1+     VMIG1@     800    Metropolitan Water District of Southern California, Waterworks
                                          Revenue Bonds, VRDN, Series C-2, 1.75% due 7/01/2036 (h)                           800
                ----------------------------------------------------------------------------------------------------------------
                A1+     VMIG1@     800    Metropolitan Water District of Southern California, Waterworks
                                          Revenue Refunding Bonds, VRDN, Series B-3, 1.75% due 7/01/2035 (h)                 800
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,500    Mojave, California, Water Agency, GO, Refunding (Improvement
                                          District--Morongo Basin), 5.80% due 9/01/2022 (c)                                3,745
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,000    Montebello, California, Community Redevelopment Agency, Housing
                                          Tax Allocation Bonds, Series A, 5.45% due 9/01/2019 (f)                          2,086
                ----------------------------------------------------------------------------------------------------------------
                                          Morgan Hill, California, Unified School District, GO (c):
                AAA     NR*      2,315      5.75% due 8/01/2019                                                            2,503
                AAA     Aaa      2,840      5.25% due 8/01/2020                                                            2,927
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,730    Mount San Antonio, California, Community College District, GO,
                                          Series A, 5.375% due 5/01/2022 (c)                                               3,877
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa     16,000    Norco, California, Redevelopment Agency, Tax Allocation Bonds,
                                          Refunding (Norco Redevelopment Project--Area Number 1), 5.75%
                                          due 3/01/2026 (g)                                                               16,752
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,140    North City West, California, School Facilities Financing
                                          Authority, Special Tax Refunding Bonds, Series B, 6%
                                          due 9/01/2019 (f)                                                                2,409
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,000    Northern California Power Agency, Public Power Revenue Refunding
                                          Bonds (Hydroelectric Project Number One), Series A, 5.125%
                                          due 7/01/2023 (g)                                                                3,017
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,745    Northridge, California, Water District Revenue Refunding Bonds,
                                          COP (1993 Project and 2001 Project), 5.25% due 2/01/2021 (a)                     2,807
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      9,995    Oakland, California, Alameda County Unified School District, GO,
                                          Refunding, Series C, 5.50% due 8/01/2019 (c)                                    10,285
                ----------------------------------------------------------------------------------------------------------------
                                          Oakland, California, Alameda County Unified School District,
                                          GO, Series F (g):
                AAA     Aaa      5,245      5.625% due 8/01/2021                                                           5,521
                AAA     Aaa      6,000      5.50% due 8/01/2024                                                            6,222
                ----------------------------------------------------------------------------------------------------------------
                                          Oakland, California, GO:
                AAA     Aaa      2,500      Measure 1, 5.85% due 12/15/2022 (c)                                            2,688
                AAA     Aaa      1,300      Measure K, Series C, 5.80% due 12/15/2018 (g)                                  1,405
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      7,105    Oakland, California, Joint Powers Financing Authority, Lease
                                          Revenue Bonds (Oakland Administration Buildings), 5.75%
                                          due 8/01/2021 (a)                                                                7,579
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,500    Oakland, California, State Building Authority, Lease Revenue
                                          Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                          2,487
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,705    Oakland, California, Unified School District, GO (Alameda County),
                                          Series F, 5.625% due 8/01/2020 (g)                                               3,920
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      7,500    Ontario-Montclair, California, School District, COP, Refunding
                                          (Capital Projects), 5.625% due 9/01/2007 (f)(i)                                  8,653
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,750    Palm Desert, California, Financing Authority, Tax Allocation
                                          Revenue Refunding Bonds (Project Area Number 1), 5.45%
                                          due 4/01/2018 (g)                                                                6,024
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      1,000    Palm Springs, California, COP, Refunding (Multiple Capital
                                          Facilities Project), 5.75% due 4/01/2017 (a)                                     1,074
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      4,000    Pittsburg, California, Public Financing Authority, Water Revenue
                                          Bonds, 5.50% due 6/01/2027 (g)                                                   4,128
                ----------------------------------------------------------------------------------------------------------------
                                          Pleasanton, California, Unified School District, GO:
                AAA     Aaa      2,700      Series D, 5.375% due 8/01/2023 (g)                                             2,761
                AAA     Aaa      9,100      Series E, 5.50% due 8/01/2025 (c)                                              9,407
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      2,000    Port Oakland, California, Port Revenue Bonds, AMT, Series G, 5.375%
                                          due 11/01/2025 (g)                                                               2,032
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      5,000    Port Oakland, California, Port Revenue Refunding Bonds,
                                          Series I, 5.40% due 11/01/2017 (g)                                               5,262
                ----------------------------------------------------------------------------------------------------------------
                                          Port Oakland, California, Revenue Bonds, AMT, Series K (c):
                AAA     Aaa      3,500      5.75% due 11/01/2014                                                           3,818
                AAA     Aaa     17,120      5.75% due 11/01/2029                                                          17,830
                ----------------------------------------------------------------------------------------------------------------
                                          Richmond, California, Joint Powers Financing Authority,
                                          Tax Allocation Revenue Bonds, Series A (g):
                AAA     Aaa      1,980      5.50% due 9/01/2016                                                            2,138
                AAA     Aaa      2,090      5.50% due 9/01/2017                                                            2,241
                AAA     Aaa      2,205      5.50% due 9/01/2018                                                            2,349
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,000    Roseville, California, Electric System Revenue Bonds, COP, 5.50%
                                          due 2/01/2024 (f)                                                                3,111
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa      6,000    Sacramento, California, Municipal Utility District, Electric
                                          Revenue Bonds, Series K, 5.70% due 7/01/2017 (a)                                 6,787
                ----------------------------------------------------------------------------------------------------------------
                AAA     Aaa     10,825    Sacramento, California, Municipal Utility District, Electric
                                          Revenue Refunding Bonds, Series L, 5.125% due 7/01/2022 (g)                     10,885
                ----------------------------------------------------------------------------------------------------------------


                                    10 & 11

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                    S&P    Moody's  Face
STATE             Ratings  Ratings  Amount    Issue                                                                          Value
====================================================================================================================================
California          AAA     Aaa    $ 3,500    Sacramento, California, Power Authority Revenue Bonds
(concluded)                                   (Cogeneration Project), 5.875% due 7/01/2015 (g)                             $   3,928
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,440    San Bernardino, California, Joint Powers Financing Authority,
                                              Lease Revenue Bonds (Department of Transportation Lease),
                                              Series A, 5.50% due 12/01/2020 (g)                                               5,622
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000    San Bernardino, California, Joint Powers Financing Authority,
                                              Tax Allocation Revenue Refunding Bonds, Series A, 5.75%
                                              due 10/01/2025 (f)                                                               5,297
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     NR*      1,480    San Bernardino County, California, COP, Refunding (Medical Center
                                              Financing Project), 5.50% due 8/01/2019 (g)                                      1,537
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,055    San Diego, California, Public Facilities Financing Authority,
                                              Sewer Revenue Bonds, Series A, 5.25% due 5/15/2027 (c)                           5,105
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      4,000    San Diego County, California, COP (North County Regional Center
                                              Expansion), 5.25% due 11/15/2019 (a)                                             4,098
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,795    San Francisco, California, Bay Area Rapid Transit District, Sales
                                              Tax Revenue Bonds, 5.50% due 7/01/2026 (c)                                       7,044
                    ----------------------------------------------------------------------------------------------------------------
                                              San Francisco, California, City and County Airport Commission,
                                              International Airport Revenue Bonds, AMT, Second Series:
                    AAA     Aaa      5,830      Issue 10-A, 5.50% due 5/01/2013 (g)                                            6,170
                    AAA     Aaa      5,750      Issue 12-A, 5.80% due 5/01/2021 (c)                                            5,957
                    AAA     Aaa      6,430      Issue 24-A, 5.50% due 5/01/2024 (f)                                            6,612
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      8,900    San Francisco, California, State Building Authority, Lease
                                              Revenue Bonds (San Francisco Civic Center Complex),
                                              Series A, 5.25% due 12/01/2021 (a)                                               9,035
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     18,100    San Jose, California, Redevelopment Agency, Tax Allocation
                                              Refunding Bonds, DRIVERS, Series 158, 9.386% due 8/01/2014 (b)(g)               19,650
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      2,000    San Jose-Santa Clara, California, Water Financing Authority,
                                              Sewer Revenue Bonds, Series A, 5.375% due 11/15/2020 (c)                         2,053
                    ----------------------------------------------------------------------------------------------------------------
                                              San Juan, California, Unified School District, GO (c):
                    AAA     Aaa      3,955      5.625% due 8/01/2018                                                           4,259
                    AAA     Aaa      3,830      5.625% due 8/01/2019                                                           4,100
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,000    San Mateo-Foster City, California, School District, GO, 5.30%
                                              due 8/01/2029 (c)                                                                5,082
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     14,000    Santa Clara, California, Redevelopment Agency, Tax Allocation
                                              Bonds (Bayshore North Project), Series A, 5.50% due 6/01/2023 (a)               14,588
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      1,000    Santa Clara, California Unified School District, GO, 5.50%
                                              due 7/01/2020 (c)                                                                1,053
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,205    Santa Clara County, California, East Side Union High School
                                              District, GO, Series E, 5% due 9/01/2022 (c)                                     6,197
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,750    Santa Clara County, California, Financing Authority, Lease
                                              Revenue Refunding Bonds, Series A, 5% due 11/15/2022 (a)                         9,737
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,000    Santa Fe Springs, California, Community Development, Commission
                                              Tax Allocation Refunding Bonds (Consolidated Redevelopment
                                              Project), Series A, 5% due 9/01/2022 (g)                                         8,965
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      5,110    Santa Monica, California, Redevelopment Agency, Tax Allocation
                                              Bonds (Earthquake Recovery Redevelopment Project), 6%
                                              due 7/01/2029 (a)                                                                5,543
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,500    South Placer, California, Wastewater Authority, Wastewater
                                              Revenue Bonds, Series A, 5.25% due 11/01/2027 (c)                                6,573
                    ----------------------------------------------------------------------------------------------------------------
                    A1+     VMIG1@     300    Southern California Public Power Authority, Power Project
                                              Revenue Refunding Bonds (Palo Verde Project), VRDN, Series C, 1.10%
                                              due 7/01/2017 (a)(h)                                                               300
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     12,800    Southern California Public Power Authority Revenue Refunding
                                              Bonds (Power Project), DRIVERS, Series 157, 9.375% due 7/01/2017 (b)(c)         14,200
                    ----------------------------------------------------------------------------------------------------------------
                                              Tahoe Truckee, California, Unified School District, GO, Series A (c)(i):
                    AAA     Aaa      3,370      Improvement District Number 1, 5.75% due 8/01/2009                             3,901
                    AAA     Aaa      5,000      Improvement District Number 2, 5.75% due 8/01/2009                             5,788
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     13,250    Tracy, California, Area Public Facilities Financing Agency,
                                              Special Tax Refunding Bonds (Community Facilities District
                                              Number 87-1), Series H, 5.875% due 10/01/2019 (g)                               14,410
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      6,000    University of California, COP, Series A, 5.25% due 11/01/2024 (a)                6,069
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa      9,875    University of California, Hospital Revenue Bonds (University
                                              of California Medical Center), 5.75% due 7/01/2015 (a)                          10,471
                    ----------------------------------------------------------------------------------------------------------------
                                              University of California Revenue Bonds (c):
                    AAA     NR*      1,410      Series K, 5.25% due 9/01/2024                                                  1,430
                    AAA     Aaa      9,790      Series O, 5.125% due 9/01/2031                                                 9,793
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     16,000    University of California, Revenue Refunding Bonds (Multiple
                                              Purpose Projects), Series E, 5.125% due 9/01/2020 (g)                           16,214
                    ----------------------------------------------------------------------------------------------------------------
                    AAA     Aaa     10,000    Vista, California, Unified School District, GO, Series A, 5.25%
                                              due 8/01/2025 (f)                                                               10,148
====================================================================================================================================
Puerto Rico--7.6%                             Puerto Rico Commonwealth, GO (g):
                    AAA     Aaa      4,515      5.375% due 7/01/2021                                                           4,657
                    AAA     Aaa      5,825      Public Improvement, 5.75% due 7/01/2010 (i)                                    6,586
                    ----------------------------------------------------------------------------------------------------------------
                                              Puerto Rico Commonwealth Highway and Transportation Authority,
                                              Transportation Revenue Bonds, Series B:
                    AAA     Aaa      2,000      5.75% due 7/01/2010 (g)(i)                                                     2,309
                    A       Baa1     7,670      6% due 7/01/2026                                                               8,117
                    ----------------------------------------------------------------------------------------------------------------
                                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
                    AAA     Aaa      1,000      Series HH, 5.75% due 7/01/2010 (f)(i)                                          1,153
                    AAA     Aaa     11,015      Series HH, 5.30% due 7/01/2020 (f)                                            11,435
                    AAA     Aaa      4,530      Series II, 5.375% due 7/01/2019 (g)                                            4,798
                    ----------------------------------------------------------------------------------------------------------------


                                    12 & 13

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                S&P    Moody's  Face
STATE         Ratings  Ratings  Amount    Issue                                                                         Value
================================================================================================================================
Puerto Rico     AAA     Aaa    $ 3,000    Puerto Rico, Public Finance Corporation, Commonwealth Appropriation
(concluded)                               Revenue Bonds, Series A, 5.375% due 8/01/2024                               $   3,099
                    -----------------------------------------------------------------------------------------------------------
                AAA     Aaa      3,470    University of Puerto Rico, University Revenue Refunding Bonds,
                                          Series O, 5.75% due 6/01/2018 (g)                                               3,776
===============================================================================================================================
                Total Investments (Cost--$933,119)--162.4%                                                              978,387

                Variation Margin on Financial Futures Contracts**--0.0%                                                      75

                Other Assets Less Liabilities--2.3%                                                                      14,109

                Preferred Stock, at redemption value--(64.7%)                                                          (390,000)
                                                                                                                      ---------
                Net Assets Applicable to Common Stock--100.0%                                                         $ 602,571
                                                                                                                      =========
===============================================================================================================================

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   Connie Lee Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at June 30, 2002.
(i)   Prerefunded.
(j) All or a portion of security held as collateral in connection with open financial futures contract.
 *    Not Rated.
**    Financial futures contracts sold as of June 30, 2002 were as follows:

                                                                  (in Thousands)
--------------------------------------------------------------------------------
Number of                                                 Expiration
Contracts         Issue                                      Date         Value
--------------------------------------------------------------------------------
   800      U.S. Treasury Notes                          September 2002  $85,787
--------------------------------------------------------------------------------
Total Financial Futures Contracts Sold
(Total Contract Price--$84,584)                                          $85,787
                                                                         =======
--------------------------------------------------------------------------------

@     Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.

STATEMENT OF NET ASSETS

                         As of June 30, 2002
==================================================================================================================================
Assets:                  Investments, at value (identified cost--$933,118,629) ....................                $   978,386,664
                         Cash .....................................................................                        187,305
                         Receivables:
                           Interest ...............................................................  $ 16,165,594
                           Securities sold ........................................................    12,343,128
                           Variation margin .......................................................        75,000       28,583,722
                                                                                                     ------------
                         Prepaid expenses .........................................................                         32,429
                                                                                                                   ---------------
                         Total assets .............................................................                  1,007,190,120
                                                                                                                   ---------------
==================================================================================================================================
Liabilities:             Payables:
                           Securities purchased ...................................................    13,745,165
                           Investment adviser .....................................................       388,426
                           Dividends to Common Stock shareholders .................................       337,507       14,471,098
                                                                                                     ------------
                         Accrued expenses .........................................................                        110,532
                                                                                                                   ---------------
                         Total liabilities ........................................................                     14,581,630
                                                                                                                   ---------------
==================================================================================================================================
Preferred Stock:         Preferred Stock, at redemption value, par value $.10 per share (15,600 shares of AMPS* issued and outstanding at $25,000 per share liquidation
                         preference) ..............................................................                    390,037,084
                                                                                                                   ---------------
==================================================================================================================================
Net Assets               Net assets applicable to Common Stock ....................................                $   602,571,406
Applicable to                                                                                                      ===============
Common Stock:
==================================================================================================================================
Analysis of Net Assets   Capital Stock, par value $.10 per share (40,657,301 shares issued
Applicable to            and outstanding) .........................................................                $     4,065,730
Common Stock:            Paid-in capital in excess of par .........................................                    599,718,612
                         Undistributed investment income--net .....................................  $  5,295,000
                         Accumulated realized capital losses on investments--net ..................   (50,572,534)
                         Unrealized appreciation on investments--net ..............................    44,064,598
                                                                                                     ------------
                         Total accumulated losses--net ............................................                     (1,212,936)
                                                                                                                   ---------------
                         Total--Equivalent to $14.82 net asset value per share of Common
                         Stock (market price--$14.19) .............................................                $   602,571,406
                                                                                                                   ===============
==================================================================================================================================

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                                    14 & 15

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

STATEMENT OF OPERATIONS

                      For the Year Ended June 30, 2002
=======================================================================================================================
Investment Income:    Interest ...........................................................                 $ 51,518,930
=======================================================================================================================
Expenses:             Investment advisory fees ...........................................  $  5,447,256
                      Commission fees ....................................................       990,339
                      Accounting services ................................................       292,063
                      Reorganization expenses ............................................       133,075
                      Professional fees ..................................................       116,986
                      Transfer agent fees ................................................        81,031
                      Directors' fees and expenses .......................................        56,432
                      Printing and shareholder reports ...................................        50,924
                      Custodian fees .....................................................        50,317
                      Pricing fees .......................................................        39,097
                      Listing fees .......................................................        28,591
                      Other ..............................................................        76,318
                                                                                            ------------
                      Total expenses before reimbursement ................................     7,362,429
                      Reimbursement of expenses ..........................................      (388,616)
                                                                                            ------------
                      Total expenses after reimbursement .................................                    6,973,813
                                                                                                           ------------
                      Investment income--net .............................................                   44,545,117
                                                                                                           ------------
=======================================================================================================================
Realized & Unreal-    Realized loss on investments--net ..................................                     (841,711)
ized Gain (Loss) on   Change in unrealized appreciation on investments--net ..............                   13,620,597
Investments--Net:                                                                                          ------------
                      Total realized and unrealized gain on investments--net .............                   12,778,886
                                                                                                           ------------
=======================================================================================================================
Dividends &           Investment income--net .............................................                   (6,117,996)
Distributions to      Realized gain on investments--net ..................................                      (61,447)
Preferred Stock                                                                                            ------------
Shareholders:         Total dividends and distributions to Preferred Stock shareholders ..                   (6,179,443)
                                                                                                           ------------
                      Net Increase in Net Assets Resulting from Operations ...............                 $ 51,144,560
                                                                                                           ============
=======================================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended June 30,
                                                                                               -----------------------------
                    Increase (Decrease) in Net Assets:                                             2002            2001+
============================================================================================================================
Operations:         Investment income--net ..................................................  $  44,545,117   $  40,550,353
                    Realized gain (loss) on investments--net ................................       (841,711)     16,972,747
                    Change in unrealized appreciation/depreciation on investments--net ......     13,620,597      22,975,152
                    Dividends and distributions to Preferred Stock shareholders .............     (6,179,443)    (11,672,378)
                                                                                               -------------   -------------
                    Net increase in net assets resulting from operations ....................     51,144,560      68,825,874
                                                                                               -------------   -------------
============================================================================================================================
Dividends &         Investment income--net ..................................................    (36,317,459)    (28,946,820)
Distributions to    Realized gain on investments--net .......................................       (179,258)             --
Common Stock                                                                                   -------------   -------------
Shareholders:       Net decrease in net assets resulting from dividends and distributions
                    to Common Stock shareholders ............................................    (36,496,717)    (28,946,820)
                                                                                               -------------   -------------
============================================================================================================================
Common Stock        Proceeds from issuance of Common Stock resulting from reorganization ....             --      79,684,287
Transactions:                                                                                  -------------   -------------
                    Net increase in net assets derived from Common Stock transactions .......             --      79,684,287
                                                                                               -------------   -------------
============================================================================================================================
Net Assets          Total increase in net assets applicable to Common Stock .................     14,647,843     119,563,341
Applicable to       Beginning of year .......................................................    587,923,563     468,360,222
Common Stock:                                                                                  -------------   -------------
                    End of year* ............................................................  $ 602,571,406   $ 587,923,563
                                                                                               =============   =============
============================================================================================================================
                  * Undistributed investment income--net ....................................  $   5,295,000   $   2,812,682
                                                                                               =============   =============
============================================================================================================================

+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements


                                    16 & 17

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

FINANCIAL HIGHLIGHTS

                                                                                                                         For the
                    The following per share data and ratios have been                                                     Period
                    derived from information provided in the financial                                                    Feb. 27,
                    statements.                                                      For the Year Ended June 30,         1998++ to
                                                                           ---------------------------------------------  June 30,
                    Increase (Decrease) in Net Asset Value:                  2002         2001        2000       1999       1998
==================================================================================================================================
Per Share           Net asset value, beginning of period ................  $  14.46     $  13.31    $  14.38   $  14.96   $  15.00
Operating                                                                  --------     --------    --------   --------   --------
Performance:+       Investment income--net ..............................      1.10@@       1.10@@      1.11       1.13        .38
                    Realized and unrealized gain (loss) on
                    investments--net                                            .30         1.17       (1.03)      (.57)       .01
                    Dividends and distributions to Preferred Stock
                    shareholders:
                       Investment income--net ...........................      (.15)        (.33)       (.34)      (.30)      (.10)
                       Realized gain on investments--net ................        --@@@        --          --       (.01)        --
                    Capital charge resulting from issuance of
                    Preferred Stock .....................................        --           --          --         --       (.09)
                                                                           --------     --------    --------   --------   --------
                    Total from investment operations ....................      1.25         1.94        (.26)       .25        .20
                                                                           --------     --------    --------   --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net ............................      (.89)        (.79)       (.81)      (.80)      (.21)
                      Realized gain on investments--net .................        --@@@        --          --       (.03)        --
                                                                           --------     --------    --------   --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders ........................................      (.89)        (.79)       (.81)      (.83)      (.21)
                                                                           --------     --------    --------   --------   --------
                    Capital charge resulting from issuance of
                    Common Stock ........................................        --           --          --         --       (.03)
                                                                           --------     --------    --------   --------   --------
                    Net asset value, end of period ......................  $  14.82     $  14.46    $  13.31   $  14.38   $  14.96
                                                                           ========     ========    ========   ========   ========
                    Market price per share, end of period ...............  $  14.19     $  13.18    $12.3125   $  13.00   $  15.00
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Total Investment    Based on market price per share .....................    14.61%       13.67%       1.06%     (8.34%)     1.42%@
Return:**                                                                  ========     ========    ========   ========   ========
                    Based on net asset value per share ..................     9.10%       15.36%      (1.23%)     1.66%      1.15%@
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net Assets  reorganization expenses*** ..........................     1.14%        1.13%       1.20%      1.09%       .38%*
Of Common Stock:                                                           ========     ========    ========   ========   ========
                    Total expenses, excluding reorganization
                    expenses*** .........................................     1.20%        1.22%       1.31%      1.23%      1.19%*
                                                                           ========     ========    ========   ========   ========
                    Total expenses*** ...................................     1.22%        1.29%       1.50%      1.23%      1.19%*
                                                                           ========     ========    ========   ========   ========
                    Total investment income--net*** .....................     7.41%        7.71%       8.50%      7.42%      8.00%*
                                                                           ========     ========    ========   ========   ========
                    Amount of dividends to Preferred Stock shareholders .     1.02%        2.22%       2.66%      1.93%      2.15%*
                                                                           ========     ========    ========   ========   ========
                    Investment income--net, to Common Stock shareholders.     6.39%        5.49%       5.84%      5.49%      5.85%*
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Ratios Based on     Total expenses, net of reimbursement and excluding
Average Net Assets  reorganization expenses .............................      .69%         .67%        .69%       .67%       .24%*
Of Common &                                                                ========     ========    ========   ========   ========
Preferred           Total expenses, excluding reorganization expenses ...      .73%         .73%        .75%       .75%       .75%*
Stock:***+++                                                               ========     ========    ========   ========   ========
                    Total expenses ......................................      .74%         .77%        .86%       .75%       .75%*
                                                                           ========     ========    ========   ========   ========
                    Total investment income--net ........................     4.50%        4.60%       4.85%      4.53%      5.05%*
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Ratios Based on     Dividends to Preferred Stock shareholders ...........     1.57%        3.28%       3.54%      3.02%      3.65%*
Average Net Assets                                                         ========     ========    ========   ========   ========
Of Preferred Stock:
==================================================================================================================================
Supplemental Data:  Net assets, applicable to Common Stock, end of
                    period (in thousands) ...............................  $602,571     $587,924    $468,360   $141,073   $146,717
                                                                           ========     ========    ========   ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands) ......................................  $390,000     $390,000    $341,000   $ 96,000   $ 96,000
                                                                           ========     ========    ========   ========   ========
                    Portfolio turnover ..................................    41.35%       63.37%     105.22%     82.36%     64.17%
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Leverage:           Asset coverage per $1,000 ...........................  $  2,545     $  2,507    $  2,373   $  2,470   $  2,528
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================
Dividends Per       Series A--Investment income--net ....................  $    362     $    793    $    915   $    775   $    262
Share on Preferred                                                         ========     ========    ========   ========   ========
Stock               Series B--Investment income--net ....................  $    400     $    533    $    830   $    735   $    257
Outstanding:+++                                                            ========     ========    ========   ========   ========
                    Series C--Investment income--net ....................  $    375     $    812    $    284         --         --
                                                                           ========     ========    ========   ========   ========
                    Series D--Investment income--net ....................  $    400     $    853    $    288         --         --
                                                                           ========     ========    ========   ========   ========
                    Series E--Investment income--net ....................  $    408     $    813    $    314         --         --
                                                                           ========     ========    ========   ========   ========
==================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. The Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  + Certain prior year amounts have been reclassified to conform to current year presentation.
 ++   Commencement of operations.
+++ The Fund's Preferred Stock was issued on March 19, 1998 for Series A and Series B; and on March 6, 2000 for Series C, Series D and Series E.
  @   Aggregate total investment return.
 @@   Based on average shares outstanding.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    18 & 19

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective July 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $193,785 increase in cost of securities (which in turn results in a corresponding $193,785 decrease in unrealized appreciation and a corresponding $193,785 increase in undistributed net investment income), based on securities held by the Fund as of June 30, 2001.

The effect of this change for the year ended June 30, 2002 was to increase net investment income by $116,615, decrease net unrealized appreciation by $267,222 and increase net realized capital losses by $43,178. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $45,796 have been reclassified between accumulated net realized capital losses and undistributed investment income net and $133,075 has been reclassified between paid-in capital in excess of par and undistributed investment income net. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended June 30, 2002, FAM earned fees of $5,447,256, of which $388,616 was waived.

For the year ended June 30, 2002, the Fund reimbursed FAM $36,085 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


                                    20 & 21

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2002 were $392,623,071 and $387,302,547, respectively.

Net realized gains (losses) for the year ended June 30, 2002 and net unrealized gains (losses) as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                               Gains (Losses)     Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ......................    $  4,094,817       $ 45,268,035
Financial futures contracts ................      (4,936,528)        (1,203,437)
                                                ------------       ------------
Total ......................................    $   (841,711)      $ 44,064,598
                                                ============       ============
--------------------------------------------------------------------------------

As of June 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $45,181,782, of which $45,627,783 related to appreciated securities and $446,001 related to depreciated securities. The aggregate cost of investments at June 30, 2002 for Federal income tax purposes was $933,204,882.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the year ended June 30, 2002 remained constant and shares for the year ended June 30, 2001 increased by 5,462,575 as a result of issuance of Common Stock from reorganization.

Preferred Stock

AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at June 30, 2002 were: Series A, 1.10%; Series B, 1.60%; Series C, 1.50%; Series D, 1.40%; and Series E, 1.29%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended June 30, 2002, MLPF&S earned $441,008 as commissions.

5. Distributions to Shareholders:

On July 9, 2002, an ordinary income dividend of $.075000 was declared. The dividend was paid on July 30, 2002, to shareholders of record on June 18, 2002.

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 was as follows:

--------------------------------------------------------------------------------
                                                      6/30/2002       6/30/2001
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................  $ 42,435,455    $ 40,619,198
  Ordinary income ................................       240,705              --
                                                    ------------    ------------
Total distributions ..............................  $ 42,676,160    $ 40,619,198
                                                    ============    ============
--------------------------------------------------------------------------------

As of June 30, 2002, the components of accumulated losses on a tax basis were as follows:

------------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................               $  5,033,233
Undistributed ordinary income--net ......................                         --
Undistributed long-term capital gains--net ..............                         --
                                                                        ------------
Total undistributed earnings--net .......................                  5,033,223
Capital loss carryforward ...............................                (46,571,244)*
Unrealized gains--net ...................................                 39,325,085**
                                                                        ------------
Total accumulated losses--net ...........................               $ (1,212,936)
                                                                        ============
------------------------------------------------------------------------------------

 * On June 30, 2002, the Fund had a net capital loss carryforward of $45,571,244, of which $911,162 expires in 2006; $11,978,510 expires in
      2007; $7,894,678 expires in 2008 and $24,786,894 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes unamortized organization expenses and the unrealized loss on open IRC section 1256 contracts marked to market.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of June 30, 2002, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of June 30, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 9, 2002

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable year ended June 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

--------------------------------------------------------------------------------
                                                       Payable         Ordinary
                                                         Date           Income
--------------------------------------------------------------------------------
Common Stock Shareholders                             12/28/2001      $ 0.004409
--------------------------------------------------------------------------------
Preferred Stock Shareholders:
                   Series A                           12/11/2001      $     4.03
                   -------------------------------------------------------------
                   Series B                           12/10/2001      $     3.28
                   -------------------------------------------------------------
                   Series C                           12/07/2001      $     4.06
                   -------------------------------------------------------------
                   Series D                           12/20/2001      $     4.23
                   -------------------------------------------------------------
                   Series E                           12/12/2001      $     4.25
--------------------------------------------------------------------------------

Please retain this information for your records.


                                    22 & 23

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

QUALITY PROFILE (unaudited)

The quality ratings of securities in the Fund as of June 30, 2002 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                           Total Assets
--------------------------------------------------------------------------------
AAA/Aaa ......................................................         89.6%
AA/Aa ........................................................          1.9
A/A ..........................................................          1.1
Other+ .......................................................          4.5
--------------------------------------------------------------------------------

+     Temporary investments in short-term municipal securities.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

                                                                                                         Number of
                                                                                                       Portfolios in      Other
                                                        Position(s)  Length                             Fund Complex  Directorships
                                                           Held      of Time  Principal Occupation(s)   Overseen by      Held by
Name                             Address & Age           with Fund   Served   During Past 5 Years         Director      Director
====================================================================================================================================
           Independent Directors
====================================================================================================================================
Terry K. Glenn*          P.O. Box 9011                  President    1999 to  Chairman, Americas       117 Funds          None
                         Princeton, NJ 08543-9011       and          present  Region since 2001, and   169 Portfolios
                         Age: 61                        Director     and      Executive Vice
                                                                     1997 to  President since 1983
                                                                     present  of Fund Asset
                                                                              Management, L.P.
                                                                              ("FAM") and Merrill
                                                                              Lynch Investment
                                                                              Managers, L.P.
                                                                              ("MLIM"); President of
                                                                              Merrill Lynch Mutual
                                                                              Funds since 1999;
                                                                              President of FAM
                                                                              Distributors, Inc.
                                                                              ("FAMD") since 1986
                                                                              and Director thereof
                                                                              since 1991; Executive
                                                                              Vice President and
                                                                              Director of Princeton
                                                                              Services, Inc.
                                                                              ("Princeton Services")
                                                                              since 1993; President
                                                                              of Princeton
                                                                              Administrators, L.P.
                                                                              since 1988; Director
                                                                              of Financial Data
                                                                              Services, Inc. since
                                                                              1985.
                         ===========================================================================================================
                         * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                           Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive
                           Vice President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and
                           President of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
                           Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================
                                                                                                          Number of
                                                                                                        Portfolios in      Other
                                                      Position(s)  Length                               Fund Complex   Directorships
                                                          Held     of Time   Principal Occupation(s)     Overseen by      Held by
Name                           Address & Age           with Fund   Served*   During Past 5 Years          Director        Director
====================================================================================================================================
           Independent Directors
====================================================================================================================================
James H. Bodurtha         P.O. Box 9011                 Director   1997 to    Director and Executive        39 Funds    Berkshire
                          Princeton, NJ 08543-9011                 present    Vice President, The China  59 Portfolios  Holdings
                          Age: 58                                             Business Group, Inc.                      Corporation
                                                                              since 1996.
====================================================================================================================================
Joe Grills                P.O. Box 9011                 Director   2002 to    Member of Committee on        42 Funds    Duke Man-
                          Princeton, NJ 08543-9011                 present    Investment of Employee     62 Portfolios  agement
                          Age: 67                                             Benefit Assets of the                     Company;
                                                                              Association for                           Kimco Realty
                                                                              Financial Professionals                   Montpelier
                                                                              since 1986.                               Foundation
====================================================================================================================================


                                    24 & 25

                       MuniHoldings California Insured Fund, Inc., June 30, 2002

OFFICERS AND DIRECTORS (concluded)

                                                                                                          Number of
                                                                                                        Portfolios in     Other
                                               Position(s)  Length                                       Fund Complex  Directorships
                                                   Held     of Time    Principal Occupation(s)            Overseen by     Held by
Name                       Address & Age        with Fund   Served*    During Past 5 Years                 Director      Director
====================================================================================================================================
           Independent Directors (concluded)
====================================================================================================================================
Herbert I. London      P.O. Box 9011             Director   1997 to   John M. Olin Professor of             39 Funds       None
                       Princeton, NJ 08543-9011             present   Humanities, New York University     59 Portfolios
                       Age: 62                                        since 1993.
====================================================================================================================================
Andre F. Perold        P.O. Box 9011             Director   1997 to   George Gund Professor of Finance      39 Funds       None
                       Princeton, NJ 08543-9011             present   and Banking, Harvard Business       59 Portfolios
                       Age: 49                                        School since 2000; Finance Area
                                                                      chair since 1996.
====================================================================================================================================
Roberta Cooper Ramo    P.O. Box 9011             Director   1999 to   Shareholder, Modrall, Sperling,       39 Funds       None
                       Princeton, NJ 08543-9011             present   Roehl, Harris & Sisk, P.A. since    59 Portfolios
                       Age: 59                                        1993.
====================================================================================================================================
Robert S. Salomon, Jr. P.O. Box 9011             Director   2002 to   Principal of STI Management since     42 Funds       None
                       Princeton, NJ 08543-9011             present   1994.                               62 Portfolios
                       Age: 65
====================================================================================================================================
Melvin R. Seiden       P.O. Box 9011             Director   2002 to   Director, Silbanc Properties, Ltd.    42 Funds       None
                       Princeton, NJ 08543-9011             present   (real estate, investment and        62 Portfolios
                       Age: 71                                        consulting) since 1987; Chairman
                                                                      and President of Seiden & de
                                                                      Cuevas, Inc. (private investment
                                                                      firm) from 1964 to 1987.
====================================================================================================================================
Stephen B. Swensrud    P.O. Box 9011             Director   2002 to   Chairman, Fernwood Advisors since     42 Funds       Interna-
                       Princeton, NJ 08543-9011             present   1996.                               62 Portfolios    tional
                       Age: 68                                                                                             Mobile
                                                                                                                           Communi-
                                                                                                                           cations,
                                                                                                                           Inc.
                       =============================================================================================================
                       * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                         December 31 of the year in which they turn 72.
====================================================================================================================================
                                                Position(s)  Length
                                                    Held     of Time
Name                       Address & Age         with Fund   Served*           Principal Occupation(s) During Past 5 Years
====================================================================================================================================
           Fund Officers
====================================================================================================================================
Donald C. Burke        P.O. Box 9011             Vice       1997 to    First Vice President of FAM and MLIM since 1997 and Treasurer
                       Princeton, NJ 08543-9011  President  present    thereof since 1999; Senior Vice President and Treasurer of
                       Age: 42                   and        and        Princeton Services since 1999; Vice President of FAMD since
                                                 Treasurer  1999 to    1999; Vice President of FAM and MLIM from 1990 to 1997;
                                                            present    Director of Taxation of MLIM since 1990.
====================================================================================================================================
Kenneth A. Jacob       P.O. Box 9011             Senior     2001 to    First Vice President of MLIM since 1997; Vice President of
                       Princeton, NJ 08543-9011  Vice       present    MLIM from 1984 to 1997; Vice President of FAM since 1984.
                       Age: 50                   President
====================================================================================================================================
John M. Loffredo       P.O. Box 9011             Senior     2001 to    Managing Director of MLIM since 2000; First Vice President of
                       Princeton, NJ 08543-9011  Vice       present    MLIM from 1997 to 2000; Vice President of MLIM from 1991 to
                       Age: 38                   President             1997; Portfolio Manager of FAM and MLIM since 1997.
====================================================================================================================================
Walter C. O'Connor     P.O. Box 9011             Vice       1997 to    Director (Municipal Tax-Exempt) of MLIM since 1997; Vice
                       Princeton, NJ 08543-9011  President  present    President of MLIM from 1993 to 1997.
                       Age: 40
====================================================================================================================================
Alice A. Pellegrino    P.O. Box 9011             Secretary  1999 to    Director (Legal Advisory) of MLIM since 2002; Vice President
                       Princeton, NJ 08543-9011             present    of MLIM from 1999 to 2002; Attorney associated with MLIM from
                       Age: 42                                         1997 to 1999; Associate with Kirkpatrick & Lockhart LLP from
                                                                       1992 to 1997.
                       =============================================================================================================
                       * Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
                       Custodian                  Transfer Agents                                         NYSE Symbol
                       The Bank of New York       Common Stock:             Preferred Stock:              MUC
                       100 Church Street          The Bank of New York      The Bank of New York
                       New York, NY 10286         101 Barclay Street        100 Church Street
                                                  New York, NY 10286        New York, NY 10286


                                    26 & 27

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniHoldings California Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal and California income taxes. The Fund seeks to achieve this objective by investing primarily in a portfolio of long-term investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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